[***] = Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential. Certain schedules, exhibits and similar attachments to this exhibit, have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

EXECUTION VERSION

EARNOUT AGREEMENT
This Earnout Agreement (this “Agreement”) is entered into as of December 4, 2025, by and between Archer Aviation Inc., a Delaware corporation (the “Company”), [***], [***], and 395 Park Place, LLC, a limited liability company organized and existing under the laws of the California (each, a “Recipient” and collectively, the “Recipients”).
RECITALS
WHEREAS, contemporaneously with the execution of this Agreement, the Company, and Recipients are entering into: (i) a series of asset purchase agreements to acquire control of the Hawthorne Airport; and (ii) an option to acquire a controlling stake in the fixed-based operator (“FBO”) currently operating at the Hawthorne Airport.
WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to which the Company shall issue to Recipients certain shares of Company’s Class A Common Stock, par value $0.0001 (“Common Stock”) upon achievement by the applicable Recipients of certain milestones as set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises, representations, warranties and mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.Definitions.
a.“Agreement” shall have the meaning set forth in the preamble.
b.“Common Stock” shall have the meaning set forth in the recitals.
c.“Company” shall have the meaning set forth in the preamble.
d.“Earnout Consideration” shall mean the USD value ascribed below to each Recipient in Section 2 below.
e.“Earnout Shares” means the aggregate number of shares of Common Stock that are issued upon achievement of an applicable Milestone by the applicable Recipient.
f.“FBO” shall have the meaning set forth in the recitals.
g.“Hangar Development Project” means [***].

h.“Milestone(s)” refers to the performance milestones listed in Exhibit A-1, Exhibit A-2 and Exhibit A-3.
i.“Recipient(s)” shall have the meaning set forth in the preamble.
2.Earnout Consideration.
a.Earnout Consideration to 395 Park Place, LLC. On the terms and subject to the conditions of this Agreement, 395 Park Place, LLC shall be eligible to receive from Company up to [***] in Earnout Consideration in the form of Earnout Shares, subject to the achievement of the milestone(s) listed in Exhibit A-1.
b.Earnout Consideration to [***]. On the terms and subject to the conditions of this Agreement, [***] shall be eligible to receive from Company up to [***] in Earnout Consideration in the form of Earnout Shares, subject to the achievement of the milestone(s) listed in Exhibit A-2.
c.Earnout Consideration to [***]. On the terms and subject to the conditions of this Agreement, [***] shall be eligible to receive from Company up to [***] in Earnout Consideration in the form of Earnout Shares, subject to the achievement of the milestone(s) listed in Exhibit A-3.
3.Determination of Milestone Achievement. For purposes of determining whether any Milestone has been achieved and Earnout Consideration shall become due and Earnout Shares issuable under this Agreement, the parties shall do so in accordance with this Section as follows:
a.Each Recipient shall deliver prompt notice to Company upon the Recipient’s determination in good faith that it has achieved a Milestone (each a “Milestone Achievement Notice”). Each Milestone Achievement Notice shall indicate the date of the Milestone Achievement Notice (which date shall be the actual date on which Recipient submits such Milestone Achievement Notice to Company) and the applicable Milestone, and shall contain sufficiently detailed documentation and other evidence reasonably requested by the Company to confirm the achievement of such Milestone.
b.Following Company’s receipt of a Milestone Achievement Notice, Company may either confirm such Milestone Achievement Notice, or may dispute Recipient’s determination that the applicable Milestone has been achieved (a “Milestone Dispute”) by delivering to Recipient written notice of such dispute (a “Milestone Dispute Notice”) on or before the 15th calendar day following the date of such Milestone Achievement Notice. If Company confirms such Milestone Achievement Notice in writing, or if the Company does not deliver to Company a Milestone Dispute Notice on or before the 15th calendar day following the date of such Milestone Achievement Notice, then such Milestone Achievement Notice shall be deemed confirmed for purposes of this Agreement.
c.If Company delivers to Recipient a Milestone Dispute Notice on or before the 15th calendar day following the date of such Milestone Achievement Notice, then Company and

Recipient shall engage in good faith discussions regarding the Milestone Dispute with the goal of resolving any dispute as quickly as possible. If such Milestone Dispute is resolved within ten (10) calendar days of the Milestone Dispute Notice (as mutually agreed in writing by Company and Recipient), and such resolution is in favor of (x) Recipient, then such Milestone Achievement Notice shall be deemed confirmed for purposes of this Agreement, or (y) Company, then such Milestone Achievement Notice shall be deemed not confirmed for purposes of this Agreement (and any Milestone Achievement Notice shall be null and void ab initio), and Recipient will remain entitled to deliver a future Milestone Achievement Notice as to the applicable Milestone upon a future good faith determination by Recipient of such Milestone achievement.
d.If such Milestone Dispute is not resolved within ten (10) calendar days of the Milestone Dispute Notice, and Recipient does not otherwise withdraw the applicable Milestone Achievement Notice, then the parties shall submit such Milestone Dispute to an independent third party arbitrator mutually selected by Company and Recipient (the “Arbitrator”) and otherwise governed by the Federal Arbitration Act for determination as to whether the Milestone that is the subject of the Milestone Dispute has been achieved. The parties shall work together in good faith to select such Arbitrator. Such determination by the Arbitrator shall be final and binding on the parties as to the achievement of such Milestone for purposes of this Agreement.
e.If the Arbitrator determines that such Milestone has been achieved, then such Milestone Achievement Notice shall be deemed confirmed for purposes of this Agreement.
f.If the Arbitrator determines that such Milestone has not been achieved, then such Milestone Achievement Notice shall be deemed not confirmed for purposes of this Agreement (and any Election Notice delivered and corresponding to such Milestone Achievement Notice shall be null and void ab initio), and Recipient will remain entitled to deliver a future Milestone Achievement Notice as to the applicable Milestone upon a future good faith determination by Recipient of such Milestone achievement.
4.Issuance of Earnout Shares. If any Milestone has been determined to have been achieved pursuant to Section 3 above, the Company shall issue the corresponding number of Earnout Shares to the Recipient as promptly as practicable, but in no event later than the 90th day following the date upon which the Milestone Achievement Notice is confirmed, with the number of shares being determined in accordance with Section 5 below. If the Company fails to issue the Earnout Shares with respect to any Milestone by the 90th day following the date upon which the relevant Milestone Achievement Notice is confirmed, then the Company shall instead pay the Earnout Consideration for that Milestone in cash not later than the 91st day following the date upon which the relevant Milestone Achievement Notice is confirmed.
5.Registration of Shares. In the event that the Shares are issued as unregistered securities in compliance with applicable securities laws, then the Company shall use commercially reasonable efforts to register the Shares for resale on the

Company’s Registration Statement on Form S-3 as promptly as practicable. If registration has not occurred within 45 days of issuance of Shares, then Company shall: (i) either promptly register the Shares for resale on the Company’s Registration Statement on Form S-3 or (ii) if such registration is commercially unreasonable, the parties shall cooperate in good faith to determine, and Company shall effectuate, a commercially reasonable option for providing any Recipient with liquidity with respect to the Shares.
6.Share Calculation. The number of shares of Common Stock to be issued in connection with each Milestone achievement will be determined by dividing the Earnout Consideration value applicable to such Milestone by the volume-weighted average price for a share of Company’s Common Stock during the five (5) consecutive trading days following the date of the Milestone Achievement Notice, as reported by Bloomberg on page ACHR <Equity>VWAP for such period (in all cases as adjusted for share splits, reverse splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like), rounded to the nearest whole share.
7.Acknowledgements.
a.     Notwithstanding anything to the contrary herein but subject to this Agreement, the Recipients acknowledge and agree that: (A) Company may operate its business and the businesses of its affiliates as it determines in its sole discretion is in their best interests, subject to compliance with applicable law, including business decisions with respect to (1) the ownership and operation of the assets used in connection with the business of the Company, and (2) allocation of corporate resources (including personnel and budgets) across its business; (B) the obligations of Company in respect of the Earnout Shares are only those expressly provided for in this Agreement, and no other express or implied covenants or duties shall apply; (C) no Person has made, and the Company has not relied upon, any representations or warranties regarding the Earnout Shares; and (D) any actions taken following the closing date of the transactions contemplated in the recitals by Company with respect to the operation of its business which are reasonably required in order to comply with applicable law, shall in no event be deemed to be a, or form the basis of a claim for, breach by Company of this Agreement.
b.     The Recipients hereby acknowledge and agree, that: (A) the right to receive Earnout Shares if and when earned in accordance with the terms hereof: (I) does not represent any ownership or equity participation interest in Company or any of their respective affiliates and does not entitle any Recipient to voting rights or rights to dividend payments, (II) is solely represented by this Agreement and is not represented by any certificate, instrument or other delivery and (III) is solely a contractual right and is not a security for purposes of any securities laws, and confers upon Recipients only the rights of a general unsecured creditor under applicable law, (B) the Earnout Consideration is speculative, subject to numerous factors outside the control of Company and its affiliates and there is no assurance that any Milestone will be achieved, (D) neither Company nor its affiliates owe, by virtue of their obligations under this Agreement, a fiduciary duty or any implied duties to the Recipients and (E) Company and the other parties hereto intend solely the express provisions of this Agreement to govern their contractual relationship with respect to the Earnout Consideration and Earnout Shares.
c.     The right of any Recipient to receive any portion of an Earnout Consideration will not be assignable or transferable except, by operation of law or the laws of descent and distribution, divorce or community property, will or intestate succession, and any attempted or purported transfer in violation of this sentence will be null and void.
8.General Provisions.
a.Notices. All notices sent to the Company pursuant to this Agreement shall be sent as follows: to Archer Aviation Inc. 190 W. Tasman Drive, San Jose, CA 95134, Attention: Legal, with an email copy to: [***]. All notices sent to the Recipients pursuant to this Agreement shall sent as follows: to [***] at [***], with an email copy to: if to [***] for 395 Park Place, LLC: [***], and if to [***]: [***].
b.Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.
c.Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.
d.Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.
e.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.
f.Jurisdiction. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
g.Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.
h.Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company and the Recipients.
i.Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.
j.Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

ARCHER AVIATION INC.

Signature: /s/ Eric Lentell
Name: Eric Lentell
Title: Authorized Person

RECIPIENTS:
395 PARK PLACE, LLC

Signature: /s/ Levi Stockton
Name: Levi Stockton
Title: Manager

[***]
Signature: /s/ [***]

[***]
Signature: /s/ [***]

[***] = Certain identified information has been excluded from the exhibit because it is both not material and is the type that the registrant treats as private or confidential. Certain schedules, exhibits and similar attachments to this exhibit, have been omitted pursuant to Item 601(a)(5) of Regulation S-K.